INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-83233 on Form S-8 of our report dated January 27, 2000 (March 17, 2000 as to
Note 15) incorporated by reference in the Annual Report on Form 10-K of priceline.com, Incorporated for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
Stamford, Connecticut
March 27, 2000